Exhibit 99.2

 August 7, 2025  Second-Quarter 2025 Earnings Presentation

 Forward Looking Statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to continue to successfully commercialize ARIKAYCE, our only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain US, European or Japanese approval for ARIKAYCE; our inability to obtain full approval of ARIKAYCE from the FDA, including the risk that we will not successfully or in a timely manner complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE, or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for brensocatib, TPIP or our other product candidates in the US, Europe or Japan or for ARIKAYCE outside the US, Europe or Japan, including separate regulatory approval for Lamira® in each market and for each usage; failure to successfully commercialize brensocatib, TPIP or our other product candidates, if approved by applicable regulatory authorities, or to maintain applicable regulatory approvals for brensocatib, TPIP or our other product candidates, if approved; uncertainties or changes in the degree of market acceptance of ARIKAYCE or, if approved, brensocatib, TPIP or our other product candidates by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain and maintain adequate reimbursement from government or third-party payors for ARIKAYCE or, if approved, brensocatib, TPIP or our other product candidates, or acceptable prices for ARIKAYCE or, if approved, brensocatib, TPIP or our other product candidates; inaccuracies in our estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or our other product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE, brensocatib, or TPIP for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with the Company's agreements or laws and regulations that impact the Company's business; the risks and uncertainties associated with, and the perceived benefits of, our senior secured loan with certain funds managed by Pharmakon Advisors LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of our product candidates that are approved in the future; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP or our other product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates or to permit the use of ARIKAYCE in the broader population of patients with MAC lung disease, among other things; development of unexpected safety or efficacy concerns related to ARIKAYCE, brensocatib, TPIP or our other product candidates; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; the risk that interim, topline or preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed, or that blinded data will not be predictive of unblinded data; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates will not be commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that government healthcare reform materially increases our costs and damages our financial condition; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of artificial intelligence and machine learning may not be successful; deterioration in general economic conditions in the US, Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; the risk that we could become involved in costly intellectual property disputes, be unable to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information, and incur costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to ARIKAYCE, brensocatib or our other product candidates, including our license agreements with PARI and AstraZeneca AB , and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; our limited experience operating internationally; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.    The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Company filings with the Securities and Exchange Commission (SEC).  The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.  Additional Disclaimers: Please be aware that brensocatib and TPIP are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease. This presentation is not promotion or advertisement of ARIKAYCE, brensocatib, or TPIP. Insmed and ARIKAYCE are registered trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).  TPIP: Treprostinil Palmitil Inhalation Powder | MAC / MAC LD: Mycobacterium avium complex lung disease | FDA: Food & Drug Administration

 Opening Remarks  Brensocatib Updates  TPIP Updates  Financial Results  Q&A Session  5-8  10-11  13  16-18  20  Slides  Agenda  Speakers  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Roger Adsett  Chief Operating Officer

 Opening Remarks  Will Lewis | Chair & CEO

 First-Half 2025 Highlights  * Late-stage assets refers to assets that have demonstrated clinical success in either Phase 2 or Phase 3 of clinical development for at least one indication, including: ARIKAYCE® (Phase 3 ARISE data), brensocatib (Phase 3 ASPEN data), TPIP (Phase 2 data in PAH & PH-ILD)  Three for Three: All three late-stage assets have now demonstrated clinical success*  Recent successes reflect the hard work invested by teams across the organization over the last 18+ months  Position of strength reinforced by consistent ARIKAYCE® performance and capital raise

 NCFB: non-cystic fibrosis bronchiectasis | MAC / MAC LD: Mycobacterium avium complex lung disease | CRSsNP: chronic rhinosinusitis without nasal polyps   HS: hidradenitis suppurativa | TPIP: Treprostinil Palmitil Inhalation Powder | PH-ILD: pulmonary hypertension due to interstitial lung disease | PAH: pulmonary arterial hypertension | Late-stage assets refers to assets that have completed at least one Phase 2 or Phase 3 trial in at least one indication | * pending regulatory approval  Shaping a Portfolio with Winning Potential Over the Next 12+ Months  Brensocatib  2  3Q:25 U.S. launch in NCFB*  YE:25 Phase 2 BiRCh data in CRSsNP  1Q:26 Phase 2 CEDAR futility analysis in HS  2026 Ex-U.S. launches in NCFB*  TPIP  3  2H:25 Initiate Phase 3 study in PH-ILD   Early 2026 Initiate Phase 3 study in PAH   ARIKAYCE®  1  FY:25 On track to achieve sales guidance in Refractory MAC   1H:26 Phase 3 ENCORE readout in all MAC LD  Three  Late-Stage Assets  2 Million  Patients  in the coming years  with the potential   to serve more than

 Multi-Dimensional Early-Stage Research Portfolio  Number of Active   Pre-Clinical Programs  % of Overall Spend on   Pre-Clinical Programs  Number of INDs   Filed Per Year  >30  <20%  1-2  IND: investigational new drug application  Gene Therapy  Other Research  De-Immunized Therapeutic Proteins  Synthetic Rescue

 Early-Stage Programs Expected to Fuel the Next Wave of Growth  In the Clinic  Research Engine  Business Development  INS1201: IT-delivered gene therapy for patients with DMD  First patient dosed in Phase 1 ASCEND trial  Multiple INDs expected over the next 12+ months  GTx: ALS, Stargardt disease  Next-Gen DPP1: COPD, RA  Targeted BD remains a priority  Prioritize opportunities with promising science at a low upfront cost  Aim to advance first- and best-in-class programs   for patients facing serious diseases  IT: Intrathecally | DMD: Duchenne muscular dystrophy | IND: investigational new drug application | ALS: amyotrophic lateral sclerosis | Next-Gen: next generation | DPP1: dipeptidyl peptidase 1 enzyme that plays a crucial role in the activation of neutrophil serine proteases (NSPs). | GTx: gene therapies | COPD: Chronic obstructive pulmonary disease | RA: Rheumatoid arthritis | BD: business development

 Brensocatib Updates  Will Lewis | Chair & CEO  Roger Adsett | Chief Operating Officer

COO Reflections: Brensocatib's U.S. Launch is Uniquely Positioned for Success

Trained & deployed our expanded salesforce
>10 months
pre-approval

inLighten™
Patient Support

Launch Readiness

~90%
of surveyed physicians **intend to prescribe** to patients with ≥2 PEs*

Speak up culture that promotes **agility**

Brensocatib
has the potential to have one of the **best launches** in the **specialty respiratory space**

COO: Chief Operating Officer | PE: pulmonary exacerbations | Insmed's inLighten patient support program launched March 2025 | * Based on U.S. Demand Study (fieldwork: June/July 2024)

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 CRSsNP: chronic rhinosinusitis without nasal polyps | HS: hidradenitis suppurativa | YE: year-end | Q: quarter  CRSsNP  BiRCh fully enrolled in April 2025  Safety monitoring committee found no safety signals in blinded data  BiRCh data expected YE:25  HS  CEDAR target enrollment is >50% complete  Interim futility analysis anticipated in 1Q:26  Follow-on Programs   have the potential to   establish brensocatib   as a mechanism that  benefits patients   across multiple neutrophil-mediated diseases  Phase 2 Brensocatib Programs Progressing On Track

 TPIP Updates  TPIP: Treprostinil Palmitil Inhalation Powder  Will Lewis | Chair & CEO

Phase 2b Study of TPIP in PAH **Exceeded Expectations**

PAH

- **35%** PVR reduction represents **largest treatment effect** in a well-controlled trial*
- **35.5m** 6MWD improvement achieves a **p-value of <0.05****
- Results reinforce promise of TPIP as the potential **prostanoid of choice**
- Expect to initiate Phase 3 trial in **early 2026**

PH-ILD

- Expect to initiate Phase 3 trial in **2H:25**

Once-Daily Therapy

Phase 2 results showcase **strong treatment effect** when evaluated **~24-hrs after** prior dose

Single Capsule, Same Strength

Phase 2		**Phase 3**
= 640 µg	→	= 640 µg

* Primary endpoint; placebo-adjusted metric; highly statistically significant at Week 16; Analysis performed using an ANCOVA model, adjusting for treatment group, baseline pulmonary vascular resistance (PVR), and randomization stratification factors. The model was applied to log-transformed PVR values, which were then back-transformed to the original scale.
** Secondary endpoint; placebo-adjusted metric; nominal p-value not adjusted for multiplicity; Covariate-adjusted estimate of location shift. Analysis performed using a rank ANCOVA model, adjusting for treatment group, baseline 6-minute walk distance (6MWD), and randomization stratification factors

TPIP: Treprostinil Palmitil Inhalation Powder | PAH: pulmonary arterial hypertension | PVR: pulmonary vascular resistance | 6MWD: six-minute walk distance | m: meter(s) | 2H: second-half

13

Let’s Recap  Execution on near-term catalysts has the potential to create a profound difference in patient’s lives  Achievement of goals enabled by a corporate culture that supports and empowers people to do their best work  Well-positioned and motivated to deliver on clinical and commercial opportunities ahead  Certified Great Place to Work for Five Years in a Row!

 Financial Results  Sara Bonstein | Chief Financial Officer

 ARIKAYCE Continues to Grow Double-Digits  Highest quarterly revenue ever achieved in the U.S.  Ex-U.S. strength driven by volumes, supported by new targeting and patient experience strategies  On track to achieve 2025 ARIKAYCE revenue guidance of $405 to $425M*  United  States  $68.7M,  +7.7%  GTN: ~20%2  Japan  $30.7M, +45.3%  Europe &   Rest of World  $8.1M, +48.3%  Worldwide  $107.4M  +18.9%  Three Months Ended   June 30, 20251  * Does not include revenues associated with the anticipated launch of brensocatib, pending regulatory approval | GTN: gross-to-net   1 unaudited revenues | 2 Full-year 2025 U.S. gross-to-net guidance for ARIKAYCE alone expected to be in the range of high-teens to low-twenties percent

 Strong Capital Position Ahead of Upcoming Catalysts  Includes ~$823M in net proceeds from equity offering1  Underlying cash burn2  was consistent with historical burn levels  Expect cash burn to decrease in coming quarters with U.S. launch of brensocatib*  * Pending regulatory approval for bronchiectasis indication | 1 The completed June 2025 equity offering, including the exercise in full of the underwriter’s overallotment option, which in total resulted in the issuance of ~9M shares of common stock at $96/share | 2 Excluding option exercises and proceeds from our recent equity offering | † Unaudited cash, cash equivalents, and marketable securities position as of June 30, 2025  ~$1.9B  June 30, 2025†  In Cash, Cash Equivalents,   and Marketable Securities

 Advancing Commercial and Clinical Programs Through Investment  Three Months Ended*  6/30/2025  6/30/2024  Product Revenues  $107.4  $90.3  Cost of Product Revenues**   As a % of Revenues  (28.1)  26.1%  (21.0)  23.2%  R&D  (177.2)  (146.7)  SG&A  (154.8)  (106.6)  Other†  (60.3)  (105.0)  Total Operating Expenses  $(420.3)  $(379.2)  Operating Loss  $(312.9)  $(288.9)  R&D and SG&A increased y/y reflecting investments in growth:  U.S. launch readiness initiatives  Ex-U.S. commercial operations  Clinical pipeline development  * Unaudited | ** Excluding amortization of intangible assets | † Includes amortization of intangible assets and change in fair value of deferred and contingent consideration liabilities | R&D: research and development | SG&A: selling, general, and administrative expenses | y/y: year-over-year  (in $ millions, except for percentages)

 Closing Remarks  Next 12+ Months: Anticipate multiple commercial, clinical, and regulatory milestones with the potential to drive value  Strong cash position to execute on upcoming catalysts and maintain line-of-sight to profitability  Remain committed to thoughtfully deploying capital to maximize opportunities for patients

 Q&A Session  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Dr. Martina Flammer  Chief Medical Officer  Roger Adsett  Chief Operating Officer